UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 14, 2008
Metal Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33044	94-2835068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 N. LaSalle Street., Suite 550, Chicago, Illinois	60610
(Address of Principal Executive Offices)	(Zip Code)
(312) 645-0700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre—commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre—commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
The Corporation and its subsidiaries entered into the Third Amendment, dated as of March 14, 2008 (the “Third Amendment”), to the Credit Agreement, dated as of September 12, 2006 (the “Credit Agreement”), as amended by the First Amendment, dated as of October 4, 2006 (the “First Amendment”), and the Second Amendment, dated as of December 31, 2007 (the “Second Amendment”), with Sims Group USA Holdings Corporation (“Sims USA Holdings”), and each of Sims USA Holdings’s other subsidiaries party thereto and Bank of America, N.A., pursuant to which the revolving credit commitment was increased from $75 million to $200 million and the Corporation and certain of its subsidiaries became parties thereto and borrowers thereunder. The Credit Agreement, First Amendment, Second Amendment and Third Amendment are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 1.01 of this Report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(b)	Pro Forma Financial Information (incorporated by reference from “Unaudited Pro Forma Combined Financial Information” and “Notes to the Unaudited Pro Forma Combined Financial Information” at pages 85-89 and pages 90-91, respectively, of the Metal Management, Inc. proxy statement/ prospectus dated February 12, 2008, as filed with the SEC on February 12, 2008)

(d)	Exhibits

Exhibit No.	Document

99.1	Credit Agreement, dated as of September 12, 2006, among Sims Group USA Holdings Corporation and certain of its subsidiaries party thereto and Bank of America, N.A.

99.2	First Amendment to Credit Agreement, dated as of October 4, 2006, among Sims Group USA Holdings Corporation and certain of its subsidiaries party thereto and Bank of America, N.A.

99.3	Second Amendment to Credit Agreement, dated as of December 31, 2007, among Sims Group USA Holdings Corporation and certain of its subsidiaries party thereto and Bank of America, N.A.

99.4	Third Amendment to Credit Agreement, dated as of March 14, 2008, among Sims Group USA Holdings Corporation and certain of its subsidiaries party thereto, Metal Management, Inc. and certain of its subsidiaries party thereto and Bank of America, N.A.

99.5	Unaudited Pro Forma Combined Financial Information (incorporated by reference from pages 85-89 of the Metal Management, Inc. proxy statement/ prospectus dated February 12, 2008, as filed with the SEC on February 12, 2008)

99.6	Notes to the Unaudited Pro Forma Combined Financial Information (incorporated by reference from pages 90-91 of the Metal Management, Inc. proxy statement/ prospectus dated February 12, 2008, as filed with the SEC on February 12, 2008)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Management, Inc.
March 20, 2008	By:	/s/ Robert C. Larry
Robert C. Larry
Executive Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Document

99.1	Credit Agreement, dated as of September 12, 2006, among Sims Group USA Holdings Corporation and certain of its subsidiaries party thereto and Bank of America, N.A.

99.2	First Amendment to Credit Agreement, dated as of October 4, 2006, among Sims Group USA Holdings Corporation and certain of its subsidiaries party thereto and Bank of America, N.A.

99.3	Second Amendment to Credit Agreement, dated as of December 31, 2007, among Sims Group USA Holdings Corporation and certain of its subsidiaries party thereto and Bank of America, N.A.

99.4	Third Amendment to Credit Agreement, dated as of March 14, 2008, among Sims Group USA Holdings Corporation and certain of its subsidiaries party thereto, Metal Management, Inc. and certain of its subsidiaries party thereto and Bank of America, N.A.

99.5	Unaudited Pro Forma Combined Financial Information (incorporated by reference from pages 85-89 of the Metal Management, Inc. proxy statement/ prospectus dated February 12, 2008, as filed with the SEC on February 12, 2008)

99.6	Notes to the Unaudited Pro Forma Combined Financial Information (incorporated by reference from pages 90-91 of the Metal Management, Inc. proxy statement/ prospectus dated February 12, 2008, as filed with the SEC on February 12, 2008)